EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2011
EMPLOYEE BENEFITS
NOTE 16 - EMPLOYEE BENEFITS

The Company sponsors a 401(k) savings and retirement plan.  Employees who were 21 years of age and employed on the plan's effective date were immediately eligible to participate in the plan.  Other employees who have attained age 21 are eligible for membership on the first day of the month following completion of 90 days of service.

The provisions of the 401(k) plan allow eligible employees to contribute subject to IRS limitations.  The Company's matching contribution will be determined at the beginning of the plan year.  The Company's expense under this plan was $91,976 in 2011 and $87,089 in 2010.

The Company entered into Supplemental Executive Retirement Agreements with current and former executive officers.  The agreements require the payment of specified benefits upon retirement over specified periods as described in each agreement.  The total liability for the agreements included in other liabilities was $368,079 at December 31, 2011 and $226,305 at December 31, 2010.  Expenses under these agreements amounted to $146,773 and $73,796, respectively, for the years ended December 31, 2011 and 2010.

The Company entered into employment agreements (the “Agreements”) with the Executive Officers of the Company.  The Agreements provide for severance benefits upon termination following a change in control as defined in the agreements in amounts equal to cash compensation as defined in the agreements, and fringe benefits that the Executive(s) would have received if the Executive(s) would have continued working for an additional two or five years.